SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC 20549

                          ----------------

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): APRIL 2, 2001

                      AVIS GROUP HOLDINGS, INC.
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         (Exact Name of Registrant as Specified in Charter)

DELAWARE                        1-13315           11-3347585
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(State or Other Jurisdiction  (Commission       (IRS Employer
of Incorporation)              File Number)     Identification No.)


           900 OLD COUNTRY ROAD, NEW YORK, NEW YORK 11530
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              (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (516) 222-3000

                           NOT APPLICABLE
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    (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.     OTHER EVENTS.

            On April 2, 2001, Avis Group Holdings, Inc. ("Avis") entered into the Supplemental Indenture, dated as of April 2, 2001 (the "Supplemental Indenture"), by and among Avis, certain Subsidiary Guarantors parties thereto and The Bank of New York, as trustee (the "Trustee"). The Supplemental Indenture supplements the Indenture, dated as of June 30, 1999 (the "Indenture"), among Avis, the Subsidiary


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Guarantors parties thereto and the Trustee. The Supplemental Indenture discharges and releases certain guarantees issued pursuant to the Indenture by the Subsidiary Guarantors parties to the Supplemental Indenture.

      A copy of the Supplemental Indenture is attached hereto and as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

No.   Description
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4.1   Supplemental Indenture, by and among Avis Group Holdings, Inc., the
      Subsidiary Guarantors parties thereto, and The Bank of New York, dated as of April 2, 2001.


                             SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVIS GROUP HOLDINGS, INC.

                                    By:   /s/ Gerard J. Kennell
                                          ----------------------------
                                    Name: Gerard J. Kennell
                                    Title:Vice President and Treasurer

Dated: April 9, 2001


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                            EXHIBIT INDEX

Exhibit No. Description
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4.1         Supplemental Indenture, by and among Avis Group Holdings, Inc., the Subsidiary Guarantors parties thereto, and The Bank of New York, dated as of April 2, 2001.